UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium India Acquisition Company Inc.
(Exact name of registrant as specified in charter)

330 East 38th Street, Suite 40H, New York, NY 10016
(Address of principal executive offices)      (Zip code)

Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788
(Name and address of agent for service)

Registrant's telephone number, including area code: 917 640-2151

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Millennium India Acquisition Company Inc.

Annual Report

December 31, 2008

Dear Shareholder:

By all accounts, 2008 was an extremely challenging year. What started as a problem with sub-prime credit in the United States, quickly expanded to a concern about the overall health of financial institutions in general, and spread to virtually every market across the world. Stock market capitalizations and earnings of many companies, particularly those in the financial sector, were significantly impacted. In fact, the Dow approximately halved, from its peak levels in October 2007.

On the ground in India, the past year has been extremely challenging for our principal investment, SMC Group. The Sensex in India dropped over 60% from its highs in 2007 and market capitalizations of most companies in India, including blue-chip companies, declined significantly. With a constant discouraging flow of news emanating from the United States, investor sentiment was greatly impacted. Trading volumes dropped significantly in India, and this had a direct impact on our business. Major IPOs were pulled and capital markets activity virtually halted over the last few months of the year. Even though India has no significant sub-prime risk (as the mortgage and derivatives markets are not well developed), the “contagion effect” resulted in an extraordinary flight to safety. Many investors parked their funds and chose to wait on the sidelines.

Despite the global turmoil, SMC Group did have some notable achievements. In September 2008, we announced a Joint Venture with Sanlam Group, headquartered in South Africa, with total assets under management and administration of $77.8 billion. The agreement between Sanlam and SMC Group calls for setting up two new businesses in India – a wealth management company and an asset management company. Both will be well placed to take advantage of the immense growth opportunities in India. In a further show of confidence, Sanlam also proposed to take a small equity stake in SMC, in the deal valuing SMC Group at an enterprise valuation of Rs 3,100 crore (approximately $677 million). In October 2008, SMC Group signed a Memorandum of Understanding with Punjab National Bank (PNB), India’s second largest public-sector commercial bank, providing SMC the opportunity to offer online trading and related investment brokerage services to PNB’s 35 million customers. With over half of India’s population being under 25 years of age, online trading is a fast growing area, and this prestigious alliance allows SMC Group to take advantage of the growth opportunities in this area. Also, in May 2008, we completed the transaction with Bennett Coleman, which is one of the largest media and investment companies in India, with Bennett Coleman taking a minority equity stake in SMC Group.

We believe India still remains an attractive investment destination, due to strong fundamentals:

•

A large population of approximately 1.2 billion people, with more than half the population under 25 years of age.

•

Less than 3% of the population are in the capital markets today.

•

Financial services and products that are common in developed countries are just beginning to be offered in India.

•

Over 80% of India’s GDP is driven off domestic consumption, with exports to countries like the United States just comprising a small portion of GDP (versus countries like China).

Despite the difficult times, we remain hopeful that macroeconomic factors will improve. SMC Group is amongst the leading financial services companies in India with a presence in over 360 cities in India, catering to a large investor base. We remain optimistic that the achievements of SMC Group this year, position it strongly to take advantage of the upturn.

Millennium India Acquisition Company Inc.
PORTFOLIO OF INVESTMENTS
December 31, 2008

Security	Shares	Fair Value
PRIVATE PLACEMENT - 95.91%
SMC Group (a)*
(Cost $46,695,823)	(b)	$ 27,051,035

SHORT TERM INVESTMENTS - 5.45%
Goldman Sachs Prime Obligation Fund, 1.07%+
(Cost $1,536,973)	1,536,973	1,536,973

TOTAL INVESTMENTS (Cost $48,232,796) (c) - 101.36%		28,588,008
Liabilities less other assets - (1.36)%		(382,960)
NET ASSETS - 100.00%		$ 28,205,048

+Variable rate security. Rate shown is as of December 31, 2008.
*Non-income producing security.
(a) Security restricted as to resale.

(b) Millennium India Acquisition Company Inc. ownership stake in the SMC Group is comprised of ownership of 14.44% of SMC Global Securities Limited ("SMC") and 14.44% of SAM Global Securities Limited ("SAM"),
representing 1,298,400 and 1,730,026 shares, respectively. Millennium India Acquisition Company Inc.
has been advised that the two entities are in the process of being consolidated.

(c) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value and net unrealized appreciation (depreciation) of securities as follows:
Unrealized appreciation:		$ -
Unrealized depreciation:		(19,644,788)
Net unrealized depreciation:		$ (19,644,788)

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

Assets:
Investments, at cost	$ 48,232,796
Investments in securities, at fair value	$ 27,051,035
Short-term investments	1,536,973
Taxes receivable	192,000
Interest and dividends receivable	2,427
Prepaid expenses and other assets	22,108
Total Assets	28,804,543

Liabilities:
Accrued expenses and other liabilities	599,495
Total Liabilities	599,495

Net Assets	$ 28,205,048

Preferred shares; par value $0.0001 per share, 5,000 shares authorized, 0 shares issued	$ -

Net Assets :
Common Stock; par value $0.0001 per share, 45,000,000 shares authorized,
8,219,875 issued and outstanding	$ 822
Paid-in capital	51,057,989
Undistributed net investment income (loss)	(3,208,975)
Net unrealized appreciation (depreciation) on investments	(19,644,788)
Net Assets	$ 28,205,048

Net Asset Value Per Share:
Net Assets	$ 28,205,048
Basic and diluted shares of common stock outstanding	8,219,875
Net asset value (Net Assets/Shares of Common Stock Outstanding)	$ 3.43
See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

Investment Income:
Interest income	$ 207,121
Other income	192,000
Total Investment Income	399,121

Operating Expenses:
Officer fees	500,000
Legal fees	362,725
Administration fees	123,081
Directors' fees	64,999
Transfer agent and listing fees	60,996
Insurance expense	54,998
Audit fees	45,000
Custodian fees	6,000
Printing expense	24,999
Other expenses:
Business Travel	170,000
Investor Relations	133,581
Rent and Office	127,816
Out of Pocket	101,595
Franchise Tax (Del.)	42,275
Miscellaneous expenses	47,184
Total Operating Expenses	1,865,249
Net Operating Expenses	1,865,249

Net Investment Income (Loss)	(1,466,128)

Realized and Unrealized
Gain (Loss) on Investments:
Net change in unrealized appreciation (depreciation) from investments	(19,644,788)

Net Realized and Unrealized Gain (Loss) on Investments	(19,644,788)

Net Increase (Decrease) in Net Assets Resulting From Operations	$ (21,110,916)

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007 (1)

Operations:
Net investment income (loss)	$ (1,466,128)	$ 596,023
Accretion of trust income related to shares subject to possible conversion on
shareholder vote	-	(341,825)
Net change in unrealized appreciation (depreciation) on investments	(19,644,788)	-

Net increase (decrease) in net assets resulting from operations	(21,110,916)	254,198

Common Stock Transactions:
Shares issued to finder	-	3,415,500
Shares returned by finder and cancelled	-	(3,568,500)
Reclassification of common stock subject to redemption to permanent equity	11,668,659	-
Cost of shares redeemed	(6,736,949)	-
Net increase (decrease) in net assets from common stock transactions	4,931,710	(153,000)

Reclassification of private placement warrants to permanent equity	2,250,000	-

Total Increase (Decrease) in Net Assets	(13,929,206)	101,198

Net Assets:
Beginning of year	42,134,254	42,033,056
End of year*	$ 28,205,048	$ 42,134,254

* Includes undistributed net investment income (loss) at end of period	$ (1,466,128)	$ (1,742,847)

ShareTransactions:
Shares issued to finder		450,000
Shares returned by finder and cancelled		(450,000)
Reclassification of common stock to permanent equity	1,449,275	-
Shares redeeemed	(842,625)	-
Increase (decrease)	606,650	-

(1)

The statement of Changes in Net Assets as of December 31, 2007, which has been derived from audited financial statements included in the Form N-CSR, has been prepared in accordance with accounting principles generally accepted in the United States of America.

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$ (21,110,916)
Unrealized decrease in fair market value of investments	19,644,788
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Changes in operating Assets and Liabilities:
Purchases of investment securities	(46,695,823)
Proceeds from sale of short-term investment securities	58,266,865
Purchase of short-term investment securities, net	(1,536,973)
Decrease in restricted cash	137,973
Decrease in interest and dividends receivable	217,327
Increase in other receivable	(192,998)
Decrease in accrued expenses	(556,139)
Increase in prepaid expenses	(10,203)
Decrease in deferred acquisition costs	5,540,411
Decrease in accrued acquisition costs	(5,655,547)
Net Cash provided by operating activities	8,048,765

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in deferred underwriting fees	(1,557,500)
Decrease in common stock balance escrowed for shareholder vote	(6,735,951)
Net Cash used in financing activities	(8,293,451)

Net Decrease in Cash	(244,686)

CASH:
Beginning balance	244,686
Ending balance	$ -

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Common Stock Outstanding Throughout Each Period

	For the Year	For the Period
	Ended	Ended
	December 31,	December 31,
	2008	2007 (1)
Net Asset Value, Beginning of Year	$ 5.53	$ 5.53
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.18)	-
Net realized and unrealized gain (loss) (2)	(1.92)	-
Total from investment operations	(2.10)	-

Net Asset Value, End of Year	$ 3.43	$ 5.53

Market Value	$ 1.21	$ 7.89

Total Return *	(84.66)%	(0.51)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 28,205	$ 42,135
Ratio of operating expenses to average net assets (5)	6.55%	17.27%	(3)
Ratio of net investment income (loss) to average net assets (5)	(5.15)%	0.00%	(3)
Portfolio Turnover Rate	0%	0%	(4)

(1)	Millennium India Acquisition Company Inc. commenced operations as an investment company under the Investment Company Act of 1940 on December 20, 2007.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.
(4) Not annualized.
(5)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

* Assumes reinvestment of all dividends and distributions, if any.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Company shares.

See accompanying notes which are an integral part of these financial statements.

Millennium India Acquisition Company Inc.

Notes to Financial Statements

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Millennium India Acquisition Company Inc. (“MIAC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”).  In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders.  For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949.  As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”).   In March 2008, MIAC’s interest was reduced to 14.44% due to Bennett Coleman, & Co., a leading New Delhi based financial media and investment firm investing in SMC Group.  As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

     The following is a summary of significant accounting policies consistently followed by the Company:

(a)

Valuation of Investments

Fair Value of Financial Instruments— The Company believes based on the information available that SMC and SAM are a single unit of accounting as defined in Financial Accounting Standards Board (“FASB”), Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” ("SFAS 157") and, as a result, the accounting for the Company’s investment in SMC and SAM is to reflect the cost and fair value of SMC and SAM on a combined basis.  The Company’s conclusion is based on the following factors: (1) SMC and SAM, the individual legal entities in which the Company invested, operate as one business, with shared infrastructure, management and customers. (2) SMC Group has informed us that SMC and SAM are in the process of merging and that shareholders and creditors from both companies have already approved the necessary approvals for the combination.  We have been further informed by SMC  Group that the merger is expected to become effective within 90 days, subject to the completion of certain filings with the appropriate High Court.  (3) As disclosed in prior filings, prior to mid-January 2009 the Company is legally barred from disposing of its interest in either SMC or SAM.  The Company believes that as a practical matter it could not sell its interests separately given the impending merger and the arrangements between MIAC and SMC Group. (4) While the two entities, SMC and SAM, maintain separate general ledgers, the operations of the businesses are such that separate cash flows could not be reasonably determined or predicted.  The Company believes that the combined presentation is in accordance with accounting principles generally accepted in the United States of America and fairly reflects the substance of the economic arrangements between the entities.

The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board of Directors pursuant to procedures approved by our Board of Directors. The Board of Directors has delegated the oversight of the implementation of the valuation procedures to its Valuation Committee, and delegated to the Company’s officers the responsibility for valuing the Company’s assets and calculating the Company’s net asset value in accordance with the valuation procedures. Management has formed a Pricing Committee to discharge certain of its responsibilities with respect to valuation. As part of its duties, management’s Pricing Committee must: (i) present to the Valuation Committee, quarterly, a report of the Pricing Committee’s activities in the previous quarter; (ii) respond to requests from the Board and the Valuation Committee; and (iii) participate in an annual review of these Procedures and provide advice and recommendations in light of its experience in administering these Procedures, information on evolving industry practices and any developments in applicable laws or regulations.  Except as otherwise specifically provided in the valuation procedures, the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC and SAM, at fair value as determined in good faith in accordance with the valuation procedures. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company primarily holds securities of SMC and SAM, which are listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange, respectively. Because of the type of investments that the Company makes and the nature of its business, the Company’s valuation process requires an analysis of various factors. Its valuation methodology includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

from the use of data or formula produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of the issuer; (9) general information concerning the issuer’s business including, without limitation, material developments in product development, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of the issuer; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) the cost of the security at the date of purchase; (19) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (20) changes in interest rates; (21) observations from financial institutions; (22) government (U.S. or non-U.S.) actions or pronouncements; (23) other news events; (24) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (25) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all other securities held by the Company, other than the shares of SMC and SAM, if applicable, when market quotations or other information used in valuing such securities is not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosure About Fair Value of Financial Instruments” approximate their carrying amounts presented in the Statements of Assets and Liabilities at December 31, 2008.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities,” as amended, which establishes accounting and reporting standards for derivative instruments and hedging activities, including certain derivative instruments imbedded in other financial instruments or contracts and requires recognition of all derivatives on the balance sheet at fair value. Accounting for the changes in the fair value of the derivative instruments depends on whether the derivatives qualify as hedge relationships and the types of the relationships designated are based on the exposures hedged. Changes in the fair value of the derivative instruments which are not designated as hedges are recognized in earnings as other income (loss). The Company does not have any derivative instruments as of December 31, 2008.

 The Company adopted SFAS 157, effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Company would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair Value Measurement:

These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including reporting entity’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Company’s investments carried at fair value:

Valuation Inputs	Investment in Securities ($)
Level 1 - Quoted Prices	-
Level 2 - Other Significant Observable Inputs	1,536,973
Level 3 - Significant Unobservable Inputs	27,051,035
TOTAL	28,588,008

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities ($)
Balance as of 12/31/07	-
Realized Gain (Loss)	-
Change in unrealized (appreciation/depreciation)	(19,644,788)
Net purchases (sales)	46,695,823
Transfers in and/or out of Level 3	-
Balance as of 12/31/08	27,051,035

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”).  SFAS 159 provides a “Fair Value Option” under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities.  SFAS 159 will be available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur.  SFAS 159 is effective for fiscal years beginning after November 15, 2007.  SFAS 159 also allows early adoption provided that the entity also adopts the requirements of SFAS 157.  The Company does not believe the adoption of SFAS 159 has a material impact, if any, on its financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have, if any, on the financial statements and related disclosures.

(b)

Concentration of Credit Risk- Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

(c)

Foreign Currency Translation- The books and records of the Fund are maintained in U.S. Dollars.  Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(d)

Cash and Cash equivalents- Cash and cash equivalents are deposits with financial institutions as well as short term money market instruments with maturities of three months or less when purchased.

(e)

Use of Estimates- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgements are reflected in management’s valuation of its interests in SMC Group, and the assessment that SMC and SAM should be valued as one entity.  Because of the uncertainty in such estimates, actual results may differ from these estimates.

(f)

Income Taxes- Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

In July 2006, FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return.  FIN 48 also provides guidance in de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have an effect on the Company’s statements of assets and liabilities, statements of operations or cash flows.

(g)

New Accounting Pronouncements- In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations” (“SFAS 141(R)”). SFAS 141(R) changes several underlying principles in applying the purchase method of accounting. Among the significant changes, SFAS 141(R) requires a redefining of the measurement date of a business combination, expensing direct transaction costs as incurred, capitalizing in-process research and development costs as an intangible asset and recording a liability for contingent consideration at the measurement date with subsequent re-measurements recorded in the results of operations. SFAS 141(R) also requires that costs for business restructuring and exit activities related to the acquired company will be included in the post-combination financial results of operations and also provides new guidance for the recognition and measurement of contingent assets and liabilities in a business combination. In addition, SFAS 141(R) requires several new disclosures, including the reasons for the business combination, the factors that contribute to the recognition of goodwill, the amount of acquisition related third-party expenses incurred, the nature and amount of contingent consideration, and a discussion of pre-existing relationships between the parties. SFAS 141(R) is effective for the Company as of January 1, 2009. While the Company is currently assessing the impact of SFAS 141(R) on its financial statements, the Company expects that upon adoption of SFAS 141(R), the application is likely to have a significant impact on how the Company allocates the purchase price of an acquired business, including the expensing of direct transaction costs and costs to integrate the acquired business.

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 requires noncontrolling interests in subsidiaries initially to be measured at fair value and classified as a separate component of equity. SFAS 160 also requires a new presentation on the face of the consolidated financial statements to separately report the amounts attributable to controlling and non-controlling interests. SFAS 160 is effective for the Company as of January 1, 2009.

(h)

Security Transactions and Other Income - Security transactions are recorded on the trade date.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.

2.

OFFERING

In the Offering, effective July 19, 2006 (closed on July 25, 2006), the Company sold to the public 7,250,000 Units (the “Units”) at a price of $8.00 per Unit. Proceeds from the Offering totaled approximately $52.9 million, which was net of approximately $3.5 million in underwriting and other Offering expenses paid in cash at the closing and approximately $1.6 million in deferred underwriting fees (see Note 3). Each Unit consists of one share of the Company’s common stock and one warrant (a “Public Warrant”) (see Note 6).

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

The Company also sold to the Representative for an aggregate of $100, an option (the “Underwriter’s Purchase Option” or “UPO”) to purchase up to a total of 500,000 additional Units (see Note 6).

3.

ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Operating Fees

Operating expenses as shown in the Statement of Operations include $468,726 of one-time expenses related to closing of SMC Group transaction in the first quarter of 2008 and converting to a 1940 Act Investment Company.

Administrative Fees

 (a) There is a fee payable to the Officers of the Company annually.  For 2008, the Company has paid $250,000 each to Suhel Kanuga and F. Jacob Cherian.

(b) Gemini Fund Services, (“GFS”) provides administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement with the Company, for which it receives a minimum annual fee.  Fees are billed at $5,625 per month.   The Company also pays GFS for out of pocket expenses.

In addition, certain affiliates of GFS provide ancillary services to the Company as follows:

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Company on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the year ended December 31, 2008, the Company paid GemCom $7,026 for EDGAR and printing services performed.

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Representatives in the Offering. In accordance with the terms of the Underwriting Agreement, the Company engaged the Representative, on a non-exclusive basis, to act as its agent for the solicitation of the exercise of the Company’s Public Warrants. In consideration for solicitation services, the Company paid the underwriters a commission equal to 6% of the exercise price for each Warrant exercised more than one year after the date of the Offering if the exercise is solicited by the underwriters.

Finders’ Fee

On October 18, 2007, in return for their assistance in searching for a potential target company and their advice to the Company during the negotiation process of the SMC Group transactions, including the extension of the deadline for the share purchase transactions to December 27, 2007, both Santa Jain & Associates (“Santa Jain”) and Step Two Advisors received an aggregate of 450,000 shares of the Company’s common stock as a finders’ fees, of which Santa Jain received 250,000 shares and Step Two Advisors received 200,000 shares.

On December 3, 2007, the Company received a letter (the “Letter”) from the American Stock Exchange (“AMEX”) stating that the Company had failed to comply with AMEX procedures regarding the application for listing of additional securities in connection with the issuance of the 450,000 shares of our common stock to Santa Jain and Step Two Advisors as finders fees in connection with the Company’s proposed purchase of equity interest in the SMC Group. On December 19, 2007, the 450,000 shares of the common stock previously issued to the finders were returned and cancelled. In return for their services, Santa Jain and Step Two Advisors agreed to receive an aggregate of approximately $3.5 million in cash as finders’ fees at the closing of the SMC Group transactions, of which Santa Jain was to receive $1,972,222 and Step Two Advisors was to receive $1,577,778.

Related Party

The Company had entered into an informal arrangement on a month-to-month basis for the use of office space in Mumbai, India with an entity affiliated with the Company through a family relationship with one of the Company’s officers.  Total rent expense paid to the affiliated party for the year ended December 31, 2008 was $97,086.  In addition, from time to time the Company’s officers  incur costs in connection with managing Mumbai office operations, which are reimbursed by the Company.  Total reimbursable expenses paid to the officers for the year ended December 31, 2008 was $47,184.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

        4.

        INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Company was as follows:

Company	Purchases	Sales
Millennium India Acquisition Company Inc.	$46,695,823	$ -

5.

INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  An investment company may invest in restricted securities that are consistent with the company’s investment objective and investment strategies.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2008, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
SMC Group	1/21/2008	See below*	$46,695,823	$27,051,035	95.91%

* The Company ownership stake in the SMC Group is comprised of ownership of 14.44% of SMC Global Securities Limited (“SMC”) and 14.44% of SAM Global Securities Limited (“SAM”), representing 1,298,400 and 1,730,026 shares, respectively.   The Company has been advised that SMC and SAM are being merged.

   6.   WARRANTS AND OPTION TO PURCHASE COMMON STOCK

The following table presents warrants outstanding:

	December 31, 2008	December 31, 2007
Public Warrants	7,250,000	7,250,000
Private Warrants	2,250,000	2,250,000
Totals	9,500,000	9,500,000

As of December 31, 2008, the outstanding warrants were treated as anti-dilutive in nature due to the $1.21 value of the common stock compared to the purchase price of $6.00 per share, causing the warrants to be excluded from the financial highlight calculations.

Public Warrants

Each Public Warrant sold in the Offering will be exercisable for one share of common stock. Except as set forth below, the Public Warrants will entitle the holder to purchase shares at $6.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events for a period commencing on July 19, 2007, and ending July 18, 2010. The Company has the ability to redeem the Public Warrants with the prior consent of the Representative, in whole or in part, at a price of $.01 per Public Warrant at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

Private Warrants

On June 30, 2006, the Company sold to certain Stockholders and other accredited investors 2,250,000 warrants (“Private Warrants”) for an aggregate purchase price of $2,250,000. All of the proceeds received from these purchases were placed in the Trust Account at the closing of the Offering. The Private Warrants are identical to the Public Warrants in the Offering except that they may be exercised on a cashless basis and the Private Warrants cannot be sold or transferred until after the consummation of a Business Combination.

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

Underwriter Purchase Option

Upon closing of the Offering, the Company sold and issued the UPO for $100 to the Representative to purchase up to 500,000 Units at an exercise price of $10.80 per Unit, which are excluded from the warrants table above.  The Units underlying the UPO will be exercisable in whole or in part, solely at the Representative’s discretion, commencing on the consummation of a Business Combination and expiring on the five-year anniversary of the Offering. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity with an equivalent increase in additional paid-in capital. The fair value of the 500,000 Units underlying the UPO was approximately $1,535,000 ($3.07 per Unit) at the date of sale and issuance, which was determined by the Company using a Black-Scholes option-pricing model. The fair value of the UPO has been estimated using the following assumptions: (1) expected volatility of 46.702%, (2) risk-free interest rate of 5.10% and (3) contractual life of 5 years. The expected volatility of approximately 46% was estimated by management based on an evaluation of the historical volatilities of similar public entities which had completed a transaction with an operating company. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise price of the UPO and the market price of the securities underlying the Units) to exercise the UPO without the payment of any cash. Each of the Units included in the UPO are identical to the Units sold in the Offering, except that the exercise price of the Units will be $10.80 per Unit.

Registration Rights - Warrants and UPO

In accordance with the Warrant Agreement related to the Public Warrants and the Registration Rights Agreement associated with the Private Warrants (collectively the Public Warrants and Private Warrants are the “Warrants”), the Company is only required to use its best efforts to register the Warrants and the shares of common stock issuable upon exercise of the Warrants and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrants shall not be entitled to exercise. However, with regards to the Private Warrants, the Company may satisfy its obligation by delivering unregistered shares of common stock. In no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle a Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.

The Company is only required to use its best efforts to register the UPO and the securities underlying such UPO, and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company has no obligation to net cash settle the exercise of the UPO or the warrants underlying the UPO. The holder of the UPO is not entitled to exercise the UPO or the warrants underlying the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO or underlying warrants, the UPO or the underlying securities, as applicable, will expire worthless.

7.

INCOME TAXES

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

	12/31/2008	12/31/2007
Deferred Tax Assets Net Operating Loss Carry forward	$7,181,821	$-
Total Deferred Tax Asset	7,181,821	-
Less: Valuation Allowance	(7,181,821)	-
Net Deferred Taxes	$-	$-

Millennium India Acquisition Company Inc.

Notes to Financial Statements (Continued)

The difference between the provision for income taxes and the amounts computed by applying the federal statutory income taxes to the income before tax are explained below:

12/31/2008
Tax at Federal Statutory Rate	(34.0)
Other	-
Change in Valuation Allowance	33.9
Provision for Taxes	(0.1)

The provision for income taxes consists of the following:

12/31/2008
Current Federal	$(192,000)
State and Local	-
Total Current Tax Expense (Benefit)	$(192,000)

Deferred Federal	$-
State and Local	-
Total Deferred Tax Expense (Benefit)	$-

Total Tax Expense (Benefit)	$(192,000)

Tax benefit of a net operating loss carryback resulted in $192,000 of other income for the year ended December 31, 2008.

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

On February 14, 2007, the Company adopted the provisions of FIN 48- an Interpretation of FASB 109.  The Company has identified its federal tax return and its state and city tax returns in New York as “major” tax jurisdictions, as defined.  As per FIN 48, the Company has evaluated its tax positions and has determined that there are no uncertain tax positions requiring recognition in the Company’s financial statements.  Since the Company was incorporated on February 14, 2007, the evaluation was performed for the period from inception through December 31, 2008.  The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.  There were no unrecognized tax benefits as of December 31, 2008.  The Company has had no tax examinations since its inception, February 14, 2007.

The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.  There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2008.  The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position.  The adoption of the provisions of FIN 48 did not have a material impact on the Company’s financial position, results of operations and cash flows.

8. SUBSEQUENT EVENTS

In consultation with the Board in January 2009, and as noted in the Board meeting held on February 12, 2009, Messrs. Cherian and Kanuga voluntarily elected to defer 30% of the Board approved compensation of $250,000 for 2009, until a liquidity event. Accordingly, Messrs. Cherian and Kanuga will each receive only $175,000 as compensation as officers in 2009.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Millennium India Acquisition Company Inc.

We have audited the accompanying statement of assets and liabilities and the related portfolio of investments of Millennium India Acquisition Company, Inc. (the “Company) as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for the years ended December 31, 2008 and 2007, and the financial highlights for the year ended December 31, 2008 and for the eleven days ended December 31, 2007. These financial statements and financial highlights are the responsibility of the management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Millennium India Acquisition Company Inc. as of December 31, 2008, and its results of operations and cash flows for the year then ended, and the change in its net assets for the years ended December 31, 2008 and 2007, and the financial highlights for the year ended December 31, 2008 and for the eleven days ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/S/   J.H. Cohn LLP

Jericho, New York

March 10, 2009

Directors and Officers (Unaudited)

Our business is managed under the direction of the Board of Directors. Subject to the provisions our Certificate of Incorporation, as amended (the “Certificate”), our By-laws, as amended (the “By-laws”) and Delaware law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of our officers.

Our Directors and officers, their ages, the position they hold with us, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that each Director oversees and any other directorships held by each Director are listed in the tables immediately following. Except as shown, each Director’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

Independent Directors(a)

Name, Address and Age	Positions(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Directorships Held by Director
Gul Asrani(c) 70	Director	1 year term; served since inception.	Managing Director and Chairman, Kaymo Industries (manufacturing), since 1959; Partner, Kaymo Fasteners Co. (manufacturing and distribution), since 1996.	1	Director, Shree Laxmi Wollen Mills Estate Ltd.
Lawrence Burstein 66	Director	1 year term; served since inception.	President and Principal Stockholder, Unity Venture Capital Associates Ltd., since January 1996; Director, THQ, Inc., since January 1991; and Director, Traffix, Inc., since April 1998.	1	American Telecom Services, since February 2006; ID Systems, Inc., since January 1997; and CAS Medical Systems, since January 1985.
Thomas Mathew(d) 66	Director	1 year term; served since Jan. 25, 2008.	Retired.	1	None.
C.P. Krishnan Nair(c) 86	Director	1 year term; served since inception.	Founder and Chairman, Leela Hotel Group, since 1957.	1	Leela Hotel Group

Interested Directors(a)

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(b) Overseen by Director	Other Director-ships Held by Director
F. Jacob Cherian(e) 43	Chairman, Chief Executive Officer, Principal Executive Officer & Director	1 year term; served since inception.	Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.	1	Director, SMC, since 2008.
Suhel Kanuga(e) 34	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	1 year term; served since inception.	Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP.	1	Director, SAM, since 2008.

(a)

“Independent Directors” are those Directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Directors” are those Directors who are “Interested Persons” of the fund.

(b)

The term “Fund Complex” as used herein references the fund and no other registered investment companies.

(c)

The Director has authorized the fund as agent in the United States to receive notice. The fund’s address is: c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

(d)

Mr. Mathew is the father-in-law of Mr. Cherian.

(e)

Messrs. Cherian and Kanuga are each an “interested person” of the fund due to their position as an officer of the fund.

Officers

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
F. Jacob Cherian 43	Chairman, Chief Executive Officer, Principal Executive Officer & Director	Indefinite Served since Inception

Director of the fund since inception; Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.

Suhel Kanuga 34	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	Indefinite Served since Inception	Director of the fund since inception; Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP.

Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (917) 640-2151.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not applicable.

(e) Not applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 12(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 330 East 38th Street, Suite 40H, New York, NY 10016.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Thomas Mathew. Mr. Mathew is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,000 for 2008 and $120,000 for 2007.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2008 and $0 for 2007.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2008 and $0 for 2007.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2008 and $0 for 2007.

(e)(1) The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f)  Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Thomas Mathew (chairman), Lawrence Burstein and Gul Asrani.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

MILLENNIUM INDIA ACQUISITION COMPANY INC.

PROXY POLICY & VOTE PROCEDURES

(Effective January 17, 2008)

I.

VOTING POLICY AND GUIDELINES

Millennium India Acquisition Company Inc. (“MIAC”) believes it has a fiduciary obligation to vote its clients’ proxies in favor of the economic interest of shareholders. MIAC's officers have a fiduciary responsibility that includes protecting and enhancing the economic interests of shareholders.  The following guidelines have been established to assist the appropriate officers (the “Officers”) in evaluating relevant facts and circumstances that will enable the Officers to vote in a manner consistent with their fiduciary responsibility.

ROUTINE MANAGEMENT PROPOSALS

Election of Directors

Case by Case

The Officers operate on a belief that the structure and functioning of a company's board of directors are critical to that company's economic success, and therefore board-related issues are treated in a separate section below.

Appointment of Auditors

Approve

Fix Auditor Remuneration

Approve

Approval of Audited Financial Statements

Approve

Set/Eliminate Dividends

Approve

Grant Board Authority to Repurchase Shares

Approve

Approve Stock Splits or Reverse Stock Splits

Approve

Change Name of Corporation

Approve

Eliminate Preemptive Rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings.  These provisions are no longer common in the United States, and can restrict management’s ability to raise new capital.

The Officers generally will approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan

Approve

Establish 401(k) Plan

Approve

BOARD OF DIRECTORS

The Officers support measures that encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders.  While they may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, the Officers view strong independent boards as a key protection for shareholder value.

Election of Directors

Case by Case

The Officers support management in most elections.  However, they will withhold approval if the Board gives evidence of acting contrary to the best economic interests of shareholders.  The Officers will also withhold approval of individual Directors whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Majority Voting

Approve

Many companies require directors to receive only a plurality of votes.  This procedure allows directors to remain on the board even when the majority of votes are withheld.  The Officers believe directors should garner at least a majority of the votes in order to serve on the Board.

Classified Board of Directors/Staggered Terms

Oppose

A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule.  At each annual meeting therefore, one-third of the directors would be subject to reelection.

The Officers’ belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.

Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause.  We will oppose these proposals.

Confidential Voting

Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors

Case by Case

Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election.  A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates.  Cumulative voting enables minority shareholders to secure board representation.

The Officers generally support cumulative voting proposals.  However, they may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with the Officers’ fiduciary responsibility.

Director Compensation

Case by Case

The Officers believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent.  To this end, the Officers have a preference toward compensation packages which are based on the company’s performance and which include stock and stock options.

Independent Board Committees

Approve

The Officers believe that a board’s nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests.  The Officers will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition

Approve

The Officers will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as the Officers believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions

Case by Case

The Officers will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority of independent directors.

CORPORATE GOVERNANCE

Adjourn Meeting to Solicit Additional Votes

Oppose

Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision

Approve

Eliminate Shareholders’ Right to Call Special Meeting

Oppose

Increase in Authorized Shares

Case by Case

The Officers approve proposals for increases of up to 100%.  The Officers will consider larger increases if a need is demonstrated.  The Officers may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue.  Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers

Approve

The Officers support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership.  The Officers will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers

Approve

Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals.  The Officers will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company.  However, the Officers will withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings

Oppose

Reincorporate

Case by Case

Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings.  Where cost savings are the sole issue, the Officers will favor reincorporation.

In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change.  As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters

Case by Case

Changes in location of headquarters must have clear economic benefits.  Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.

Oppose

ANTI-TAKEOVER

Blank Check Preferred

Case by Case

These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis.  The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote.  However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

The Officers oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device.  However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, the Officers will approve the proposal.

Differential Voting Power

Oppose

Authorize a class of common having superior voting rights over the existing common or entitled to elect a majority of the board.

Poison Pill Plans

Oppose

Also known as “shareholder rights plans,” involve call options to purchase securities in a target firm on favorable terms.  The options are exercisable only under certain circumstances, usually hostile tender offers.  These plans are not subject to shareholder vote.  However, the shares required to fund the plan must be authorized.  Since these shares are generally blank check preferred, we oppose them.

Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans be put to a vote.  The vote is non-binding.  The Officers will vote in favor of shareholder proposals to rescind poison pills.

The Officers’ policy is to examine these plans individually.  Most plans will be opposed, however.  The Officers will approve most plans which include a “permitted bid” feature.  Permitted bid features have appeared in some Canadian poison pill plans.  They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision

Oppose

Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

The Officers believe that this concept is inconsistent with public ownership of corporations.

MANAGEMENT COMPENSATION

Golden Parachutes

Case by Case

Golden parachutes provide for compensation to management in the event of a change in control.  The Officers view this as encouragement to management to consider proposals which might be beneficial to shareholders, but are very sensitive to excess or abuse.

Pay-for-Performance Plans

Approve

The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions.  The law further requires that such plans be administered by a compensation committee comprised solely of outside directors.  Because the primary objective of such proposals is to preserve the deductibility of such compensation, the Officers are biased toward approval in order to preserve net income.  However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed.  Moreover, when an objectionable plan is coupled with poor performance, the Officers will consider withholding votes from compensation committee members.

OPTION PLANS

The Officers support option plans that provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company.  Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan.  The Officers are wary of over-dilution or not-insignificant shareholder wealth transfer.

MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS

In reviewing merger and asset sale proposals, the Officers’ primary concern is with the best economic interests of shareholders.  This does not necessarily indicate that the Officers will vote in favor of all proposals which provide a market premium relative to pre-announcement prices.  Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail.  Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors’ fairness opinions.

OTHER SHAREHOLDER PROPOSALS

For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director Attendance at Meetings

Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by Directors

Oppose

Shareholder Proposal to Compensate Directors in Stock

Approve

SOCIAL ISSUES

The Officers receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year.  However, the Officers’ philosophy in reviewing social proposals is consistent; that is, they will vote in all cases in the best economic interests of their clients.

II.

PROCEDURES

A.

Instructions to Bank/Broker Custodians

All custodian banks/brokers are to be notified that all proxy voting materials should be forwarded to MIAC upon receipt unless client has other instructions.  This notification typically occurs at the time the account is opened at the custodian.

B.

MIAC Administrative Responsibilities for Proxy Voting

MIAC’s Executive Vice President will delegate and oversee the proxy voting process as Proxy Administrator..

(1)

Upon notification of an upcoming vote, the Proxy Administrator will create a file with the portfolio company (the “Portfolio Company”) name and meeting date on the tab.  All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

(2)

When the Proxy Administrator completes his review of the proxy statement, he will complete the “Proxy Instruction Form” which instructs how to vote and briefly identifies reasons for voting against management, if applicable.  The Proxy Administrator who will then vote the proxy.

(3)

Each proxy is then cross-referenced by the Proxy Administrator to make sure the shares we are voting on are the actual shares owned for that client.

(4)

All proxies received from the same company for all clients will be voted as the original without review by the Proxy Administrator unless specific client circumstances require otherwise.

(5)

After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

(6)

The Proxy Administrator will review the voting records for each security to ensure that all shares owned are voted.

(7)

Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, Proxy Instruction Form, and other notes related to each company vote.

A.

Treatment of Personal Conflicts of Interest

From time to time, individuals involved in the proxy voting process may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests.  Such relationships could create a conflict of interest with respect to the voting of a proxy.  The following procedures are designed to hand over the proxy voting responsibility to a different Officer or to an Independent Director of MIAC in the event that such conflicts of interest arise in a particular proxy vote.

As part of the initial process in overseeing proxy voting and prior to the voting of any proxy, the Proxy Administrator shall determine whether a personal relationship exists between himself and the following people connected with the Portfolio Company:  (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests.  In the event that such a personal relationship exists, the Proxy Administrator shall provide the proxy materials to the President if he does not have a personal conflict of interest or to an Independent Director of MIAC, who shall make the determinations required for voting.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Our officers, their ages, their term of office and length of time served, a description of their principal occupations during the past five years are listed in the table immediately following. Except as shown, each officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 40H, New York, New York 10016.

Name, Address and Age	Positions(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
F. Jacob Cherian 43	Chairman, Chief Executive Officer, Principal Executive Officer & Director	Indefinite Served since Inception

Director of the fund since inception; Private Investor; Adjunct Professor of International Finance, St. John’s University, Tobin College of Business. Formerly, Partner, Computer Sciences Corporation; Director, KPMG LLP / KPMG Consulting.

Suhel Kanuga 34	President, Chief Financial Officer, Chief Compliance Officer, Principal Accounting Officer, Principal Financial Officer, Treasurer, Secretary & Director	Indefinite Served since Inception	Director of the fund since inception; Private Investor. Formerly, Principal, Computer Sciences Corporation; Manager, KPMG LLP.

(a)(2)

Messrs. Cherian and Kanuga are not currently primarily responsible for the day-to-day management of the portfolio of any other account.  However, the employees and officers of the registrant are not obligated to devote their full time to the registrant, but will devote such time as they deem necessary to carry out the operations of the registrant effectively.  The employees, and officers of the registrant may have investments or other interests in other companies or funds which have investment objectives similar to the registrant.  This may result in a conflict of interest in the allocation of investment opportunities and there is no guarantee that any investment opportunities would be allocated to the registrant.

(a)(3)

In consultation with the Board in January 2009, and as noted in the Board meeting held on February 12 2009, Messrs. Cherian and Kanuga voluntarily elected to defer 30% of the Board approved compensation of $250,000 for 2009, until a liquidity event. Accordingly, Messrs. Cherian and Kanuga each received only $175,000 as compensation as officers in 2009.

(a)(4)

For each officer, the following table discloses the dollar range of equity securities beneficially owned by the officer in the registrant and, on an aggregate basis, in any registered investment companies within the registrant’s family of investment companies as of December 31, 2008:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
F. Jacob Cherian*	Over $100,000	N/A
Suhel Kanuga*	Over $100,000	N/A

                                        * Elected concurrently with approval of the acquisition of SMC Group.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium India Acquisition Company Inc.

By (Signature and Title) /s/ F. Jacob Cherian

----------------------------------

F. Jacob Cherian, Principal Executive Officer

Date:

March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Suhel Kanuga

 -------------------------------------------

Suhel Kanuga, Principal Financial Officer

Date:

 March 10, 2009